BERNSTEIN FUND, INC. (“Bernstein Funds”)

-	International Strategic Equities Portfolio
-	International Small Cap Portfolio
-	Small Cap Core Portfolio

SANFORD C. BERNSTEIN FUND, INC. (“SCB Funds”)

-	Emerging Markets Portfolio
-	Short Duration Plus Portfolio
-	Intermediate Duration Portfolio
-	Short Duration Diversified Municipal Portfolio
-	New York Municipal Portfolio
-	California Municipal Portfolio
-	Diversified Municipal Portfolio
-	Overlay A Portfolio
-	Tax-Aware Overlay A Portfolio
-	Overlay B Portfolio
-	Tax-Aware Overlay B Portfolio
-	Tax-Aware Overlay C Portfolio
-	Tax-Aware Overlay N Portfolio

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds”.

Supplement dated May 6, 2021 to the Statement of Additional Information (“SAI”) of each Fund, as supplemented to date.

*        *        *         *        *

Effective immediately, each Fund’s SAI is amended as follows:

The eighth paragraph in the section entitled “DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES — Board Committees” in each Fund’s SAI is deleted in its entirety and replaced with the following:

The function of the Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Manager’s Valuation Committee relating to a security held by the applicable Fund that would result in a change in the Fund’s NAV by more than $0.01 per share. The Pricing Committee did not meet during each Fund’s most recently completed fiscal year.

Each SAI is revised, as applicable, to incorporate changes conforming to this Supplement.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.